UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2004

The Toro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8111 Lyndale Avenue South, Bloomington, Minnesota		55420
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-888-8801

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 2, 2004, the Toro Compensation and Human Resources Committee of the Board of Directors approved the award of stock options, Annual Management Incentive Plan cash bonus awards and Performance Share Awards to members of Toro management, in the amounts shown, and on the terms and conditions set forth in the table which is Exhibit 1 to this Form 8-K, and in the Stock Option Award Agreement and Performance Share Award Agreement which are exhibits to the Form 8-K. AMIP II Awards are not set forth in written agreements and terms and conditions are described below. The awards are made under stockholder approved plans, including The Toro Company 2000 Stock Option Plan, The Toro Company Annual Management Incentive Plan II and The Toro Company Performance Shares Award Plan.

An AMIP II Award provides for a cash payment to be made based on Toro’s achievement of corporate performance goals for Fiscal 2005 and, for division participants, additional division goals. The amount of each award is based on a percentage ("Factor") of the participant’s base salary for Fiscal 2005, and Toro’s and its divisions’ actual level of achievement of the performance goals. Award payments are not made until the Compensation and Human Resources Committee certifies goal achievement. If a participant retires, becomes disabled or dies during the one year performance period, the amount of an award payment will be prorated based on the number of months the participant was employed through termination. If a participant terminates for any other reason, the award will be canceled. In the event of a change of control, all awards will vest and be paid in the amount of the "target payout". Awards may not be transferred except upon death.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No. Description
1. Award Chart between The Toro Company and its officers.
2. Form of Stock Option Agreement between The Toro Company and its officers.
3. Form of Performance Share Agreement between The Toro Company and its officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Toro Company

December 7, 2004	By:	J. Lawrence McIntyre

Name: J. Lawrence McIntyre
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

1	Award Chart between The Toro Company and its officers.
2	Form of Stock Option Agreement between The Toro Company and its officers.
3	Form of Performance Share Agreement between The Toro Company and its officers.